UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  August 1, 2006
                                                 ------------------


                              PEOPLES BANCORP INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


              Ohio                        0-16772                31-0987416
-------------------------------   ------------------------  -------------------
(State or other jurisdiction of   (Commission File Number)  (IRS Employer
       incorporation)                                       Identification No.)



           138 Putnam Street, P.O. Box 738, Marietta, Ohio 45750-0738
           ---------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (740) 373-3155
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


                          Index to Exhibits on Page 3

Item 8.01.  Other Events.
-------------------------

         Peoples Bancorp Inc. (Nasdaq: PEBO) announced that effective
August 1, 2006, John W. "Jack" Conlon retired as Chief Financial Officer and Treasurer of Peoples Bancorp Inc. A copy of the news release is attached as Exhibit 99 to this current Report on Form 8-K.


Item 9.01.  Financial Statements and Exhibits.
----------------------------------------------

         (a) through (c) Not applicable

         (d) Exhibits: The following exhibits are filed with this Current Report on Form 8-K:


Exhibit No.             Description
------------            -----------------------------------
 99                     News Release issued August 1, 2006



                  [Remainder of page intentionally left blank;
                          signature on following page.]

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PEOPLES BANCORP INC.


Dated:  August 1, 2006             By:/s/ DONALD J. LANDERS
                                          -------------------------
                                          Donald J. Landers
                                          Chief Financial Officer